                                                                 Exhibit 10.xxvi




                        THE INDUSTRIAL DEVELOPMENT BOARD
                            OF THE CITY OF STEVENSON



                                      and



                              THE MEAD CORPORATION





                                LEASE AGREEMENT




                           Dated as of March 1, 1998



Relating to Environmental Improvement Revenue Bonds (The Mead Corporation Project) of The Industrial Development Board of the City of Stevenson

                                TABLE OF CONTENTS

(The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)

                                                                                                                           Page
                                                                                                                           ----
ARTICLE I - DEFINITIONS..................................................................................................     1
     Section 1.1   Definitions...........................................................................................     1
     Section 1.2   Certain Rules of Interpretation.......................................................................     8

ARTICLE II - REPRESENTATIONS.............................................................................................     8
     Section 2.1   Representations by the Issuer.........................................................................     8
     Section 2.2   Representations by the Company........................................................................    10

ARTICLE III - LEASING CLAUSES AND TITLE TO PROJECT.......................................................................    11
     Section 3.1   Lease of the Project..................................................................................    11
     Section 3.2   Title to Project......................................................................................    11
     Section 3.3   Quiet Enjoyment.......................................................................................    11

ARTICLE IV - ACQUISITION, CONSTRUCTION, INSTALLATION,EQUIPPING AND COMPLETION OF THE PROJECT;ISSUANCE OF THE BONDS.......    11
     Section 4.1   Acquisition, Construction, Installation, Equipping and Completion of the Project......................    11
     Section 4.2   Issuance of Bonds; Disbursements from the Project Funds...............................................    13
     Section 4.3   Establishment of Completion Date; Excess Proceeds.....................................................    13
     Section 4.4   Insufficiency of Project Funds........................................................................    14
     Section 4.5   Issuer to Pursue Remedies Against Suppliers, Contractors and Subcontractors and Their Sureties........    14

ARTICLE V - EFFECTIVE DATE OF THIS AGREEMENT;DURATION OF LEASE TERM; RENTAL PROVISIONS...................................    15
     Section 5.1   Effective Date of This Agreement; Duration of Lease Term..............................................    15
     Section 5.2   Delivery and Acceptance of Possession.................................................................    15
     Section 5.3   Rental Payments.......................................................................................    15
     Section 5.4   Obligation of the Company Unconditional...............................................................    16
     Section 5.5   Assignment and Pledge of Rental Payments and the Agreement............................................    17
     Section 5.6   Purchase of Bonds.....................................................................................    17
     Section 5.7   Mandatory Purchase of Bonds...........................................................................    17
     Section 5.8   Determination of Interest Rate Periods................................................................    18

ARTICLE VI - SPECIAL COVENANTS...........................................................................................    18
     Section 6.1   Use of Project........................................................................................    18
     Section 6.2   Use of Proceeds.......................................................................................    18
     Section 6.3   Indemnity Against Claims..............................................................................    18
     Section 6.4   Inspection of the Project.............................................................................    19
     Section 6.5   Company to Maintain Its Corporate Existence; Conditions Under Which Exceptions Permitted..............    19
     Section 6.6   Ownership; Further Assurances and Corrective Instruments..............................................    19
     Section 6.7   Maintenance of Project by Company.....................................................................    19
     Section 6.8   Redemption or Purchase of Bonds.......................................................................    20
     Section 6.9   Investment of Bond Fund and Project Fund Moneys Permitted.............................................    21
     Section 6.10  Non-Arbitrage Covenant................................................................................    21
     Section 6.11  Removal and Substitution of Portions of Project.......................................................    22
     Section 6.12  Taxes, Other Governmental Charges and Utility Charges.................................................    23
     Section 6.13  Insurance Required....................................................................................    24
     Section 6.14  Application of Net Proceeds of Insurance..............................................................    24
     Section 6.15  Additional Provisions Respecting Insurance............................................................    24
     Section 6.16  Granting of Easements.................................................................................    24
     Section 6.17  Release of Certain Land...............................................................................    25

ARTICLE VII - DAMAGE, DESTRUCTION AND CONDEMNATION.......................................................................    26
     Section 7.1   Damage and Destruction................................................................................    26

     Section 7.2   Condemnation........................................................................    26
     Section 7.3   Condemnation of Company-Owned Property..............................................    27

ARTICLE VIII - ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING; REDEMPTION; RENT PREPAYMENT AND
     ABATEMENT; OPTION AND OBLIGATION TO PURCHASE PROJECT; OPTION TO EXTEND TERM OF AGREEMENT..........    28
     Section 8.1   Assignment and Subleasing...........................................................    28
     Section 8.2   Pledge Under Indenture..............................................................    28
     Section 8.3   Restrictions on Sale of Project by Issuer...........................................    28
     Section 8.4   Prepayment of Rents; Option to Purchase Project; Obligation to Purchase Project.....    29
     Section 8.5   Rent Abatements If Bonds Paid Prior to Maturity.....................................    30
     Section 8.6   References to Bonds Ineffective After Bonds Paid....................................    30
     Section 8.7   Option to Extend....................................................................    31

ARTICLE IX - AMENDMENTS AND SUPPLEMENTS................................................................    31
     Section 9.1   Additional Bonds....................................................................    31
     Section 9.2   Conveyance of Project...............................................................    31
     Section 9.3   No Other Amendments.................................................................    31

ARTICLE X - EVENTS OF DEFAULT AND REMEDIES.............................................................    32
     Section 10.1  Events of Default...................................................................    32
     Section 10.2  Remedies on Default.................................................................    33
     Section 10.3  Agreement to Pay Attorneys' Fees and Expenses.......................................    34
     Section 10.4  No Additional Waiver Implied by One Waiver..........................................    34
     Section 10.5  Notice of Default...................................................................    34

ARTICLE XI - MISCELLANEOUS.............................................................................    34
     Section 11.1  Notices.............................................................................    34
     Section 11.2  Binding Effect......................................................................    35
     Section 11.3  Severability........................................................................    35
     Section 11.4  Amounts Remaining in the Bond Fund..................................................    35
     Section 11.5  Termination.........................................................................    35
     Section 11.6  Execution in Counterparts...........................................................    35
     Section 11.7  Applicable Law......................................................................    35
     Section 11.8  Captions............................................................................    35
     Section 11.9  Recording of Agreement..............................................................    35
     Section 11.10 Net Lease...........................................................................    35

Exhibit A   Project Land...............................................................................   A-1
Exhibit B   Description of Project.....................................................................   B-1
Exhibit C   Form of Requisition........................................................................   C-1

                                 LEASE AGREEMENT
                                 ---------------


     THIS LEASE AGREEMENT, dated as of March 1, 1998, between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF STEVENSON, a public corporation duly organized and existing under the laws of the State of Alabama, as lessor (the "Issuer"), and THE MEAD CORPORATION, a corporation organized and existing under the laws of the State of Ohio (the "Company"), evidencing the agreement of the parties hereto.

                              W I T N E S S E T H:
                               -------------------

     In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided that in the performance of the agreements of the Issuer herein contained, any obligation the Issuer may thereby incur for the payment of money shall not be a general debt, liability or obligation of the Issuer, or of the State or any political subdivision thereof, but shall be payable solely out of the rents, revenues and proceeds derived from this Agreement (hereinafter defined) and the sale of the Bonds referred to herein:


                                    ARTICLE I
                                   DEFINITIONS

     Section 1.1 Definitions. In addition to the words and terms elsewhere defined herein, the following words and terms as used herein have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms not defined herein and defined in the Series 1998A Indenture have the same meanings as assigned to them in the Series 1998A Indenture when used herein unless the context or use clearly indicates another or different meaning or intent:

     "Act" means the statutes codified as Code of Alabama 1975, Title 11, Chapter 54, Article 4, as amended and supplemented and at the time in force and effect.

     "Additional Bonds" means bonds that may be issued under any Subsequent Indenture and that are provided for in this Agreement or one or more Supplemental Leases as provided in Section 9.1 of this Agreement.

     "Agreement" means this Lease Agreement and any amendments and supplements hereto.

     "Authorized Company Representative" means any person or persons designated to act on behalf of the Company by a certificate filed with the Issuer and a Trustee containing the specimen signature of each such person and signed by the President, Vice President or Treasurer of the Company.

     "Authorized Issuer Representative" means any person or persons designated to act on behalf of the Issuer by a certificate filed with the Issuer and a Trustee containing the specimen signature of each such person and signed by the Chairman or Secretary of the Issuer.

     "Bond Counsel" means an attorney-at-law or a firm of attorneys of nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America, selected by the Company and acceptable to the applicable Trustee.

     "Bond Funds" means the Series 1998A Bond Fund and any similar funds created under Subsequent Indentures for payment of principal and interest on Additional Bonds.

     "Bonds" means the Series 1998A Bonds and any Additional Bonds.

     "Business Day" means any day other than (i) a Saturday or Sunday or legal holiday or a day on which banking institutions in the city or cities (A) in which the principal offices of any Trustee, Tender Agent or Remarketing Agent are located or (B) in which drawings under any Credit Facility are required to be made, are authorized by law to close or (ii) a day on which the New York Stock Exchange is closed.

     "Code" means the United States Internal Revenue Code of 1986, as amended. References to the Code and to Sections of the Code shall include relevant final, temporary or proposed regulations thereunder.

     "Completion Date" means the date of completion of the acquisition, construction, installation and equipping of the Project (hereinafter defined) as such date shall be certified as provided in Section 4.3 hereof.

     "Cost of Construction" with respect to the Project means the following:

          (a) obligations incurred for labor and materials (including reimbursements payable to the Company or the Issuer and payments on contracts in the name of the Company or the Issuer) in connection with the acquisition, construction, installation and equipping of the Project;

          (b) the cost of contract bonds and of insurance of all kinds that may be required or necessary during the course of construction of the Project;

          (c) all costs of engineering services, including the costs for test borings, surveys, estimates, plans and specifications and preliminary investigation therefor, and for supervising construction, as well as for the performance of all other duties required by or consequent upon the proper construction of the Project;

          (d) overhead of the Company, to the extent not included in subparagraph (c) above, allocable to the Project by the Company in accordance with generally accepted accounting principles;

          (e) interest to accrue in respect of the Bonds and costs of any Credit Facilities to the Completion Date;

          (f) amounts paid to the United States Treasury pursuant to regulations promulgated pursuant to Section 148(f) of the Code;

          (g) subject to the limitations of Section 147(g) of the Code, all expenses incurred in connection with the issuance of the Bonds or Additional Bonds, including without limitation initial compensation and expenses of the Trustee, legal expenses and fees, costs of printing and engraving, recording and filing fees, compensation of the underwriters, if any, and rating agency fees;

          (h) all other costs which may properly be paid or accrued for the acquisition, construction, installation, equipping or financing of the Project; and

          (i) any sums required to reimburse the Company for advances made for any of the above items or for any other costs incurred or for work done which are properly chargeable to the Project.

     "Event of Default" means any of the occurrences enumerated in Section 10.1 of this Agreement.

     "Exempt Costs" means Cost of Construction of the Project to the extent that the payment thereof would constitute, within the meaning of Sections 142(a)(5) or 142(a)(6) of the Code, the payment of costs to provide facilities that are sewage or solid waste disposal facilities within the meaning of such sections of the Code or facilities functionally related and subordinate thereto, excluding amounts paid as costs of issuance of the Bonds but including fees paid to any issuer of a Credit Facility during the construction of the Project.

     "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all expenses incurred by the Trustees under the Indentures other than Ordinary Services and Ordinary Expenses.

     "Government Obligations" has the meaning set forth in Article I of the Series 1998A Indenture.

     "Guarantee" means the Guarantee Agreement dated as of March 1, 1998 by and between the Company and the Series 1998A Trustee with respect to the Series 1998A Bonds, and with respect to any issue or series of Additional Bonds, any guarantee agreement between the Company and a Trustee under the Indenture applicable to such issue or series of Additional Bonds.

     "Indentures" means the Series 1998A Indenture and any Subsequent
Indentures.

     "Issuer" means The Industrial Development Board of the City of Stevenson, a public corporation of the State created and existing pursuant to the Act by a Certificate of Incorporation duly filed for record in the office of the Judge of Probate of Jackson County, Alabama on June 11, 1962, as amended, on March 13, 1973, and its successors and assigns.

     "Lease Term" means the duration of the leasehold interest created hereby as specified in Section 5.1.

     "Mill" means the corrugating medium mill operated by the Company and located near Stevenson, Alabama.

     "Net Proceeds" means, with respect to the Bonds, the amount of the proceeds of the sale of the Bonds deposited into the Project Funds less the amount paid or to be paid out from such proceeds for the payment of costs of issuance of the Bonds plus any investment income earned on moneys in the Project Funds.

     "Net Proceeds" means, with respect to any insurance or condemnation awards, the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after the payment of all expenses (including, without limitation, attorneys' fees and any Extraordinary Expenses of the Trustees) incurred in the collection of such gross proceeds.

     "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses normally incurred by a trustee under instruments comparable to the Indentures, including but not limited to reasonable fees of its counsel.

     "Paying Agent" means the paying agent appointed by the Issuer pursuant to
Section 9.01 of the Series 1998A Indenture and any paying agents appointed pursuant to the applicable provisions of any Subsequent Indentures.

     "Permitted Encumbrances" means, as of any particular time,

          (a) liens for ad valorem taxes, special assessments or other governmental charges not then delinquent or permitted to exist as provided in Section 6.12;

          (b)  this Agreement;

          (c) such utility, access or other easements and rights-of-way, restrictions, reservations, reversions and exceptions as the Authorized Company Representative certifies will not materially interfere with or impair the operation of the Project (or, if it is not being operated, the operations for which it was designed or last modified);

          (d) unfiled and inchoate mechanics' and materialmen's liens for construction work in progress;

          (e) mechanics', materialmen's, suppliers' and vendors' liens or other similar liens not then payable, and those permitted to exist as provided in
     Section 6.7;

          (f) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as the Authorized Company Representative certifies do not, in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired or is held by the Issuer or the Company;

          (g) that certain Lease Agreement dated as of September 1, 1974 between the Company and the Issuer;

          (h) that certain Mortgage and Indenture of Trust dated as of September 1, 1974 between the Issuer and First National Bank of Birmingham, as trustee;

          (i) that certain Lease Agreement dated as of December 1, 1974 between the Company and the Issuer;

          (j) that certain Mortgage and Indenture of Trust dated as of December 1, 1974 between the Issuer and First National Bank of Birmingham, as trustee;

          (k) that certain Lease Agreement dated as of February 1, 1975 between the Company and the Issuer;

          (l) that certain Mortgage and Indenture of Trust dated as of February 1, 1975 between the Issuer and First National Bank of Birmingham, as trustee;

          (m) that certain Lease Agreement dated as of June 1, 1978 between the Company and the Issuer;

          (n) that certain Mortgage and Indenture of Trust dated as of June 1, 1978 between the Issuer and The First National Bank of Birmingham, as trustee;

          (o) that certain Lease Agreement dated as of April 1, 1979 between the Company and the Issuer;

          (p) that certain Mortgage and Indenture of Trust dated as of April 1, 1979 between the Issuer and The First National Bank of Birmingham, as trustee;

          (q) that certain Lease Agreement dated as of November 1, 1986 between the Company and the Issuer;

          (r) that certain Mortgage and Trust Indenture dated as of November 1, 1986 between the Issuer and Irving Trust Company, as trustee;

          (s) that certain Lease Agreement dated as of April 1, 1991, as amended, between the Company and the Issuer;

          (t) that certain Lease Agreement dated as of December 1, 1993, as amended, between the Company and the Issuer;

          (u) that certain Lease Agreement dated as of February 1, 1996 between the Company and the Issuer; and

          (v) that certain Lease Agreement dated as of June 1, 1997 between the Company and the Issuer.

     "Permitted Investments" has the meaning set forth in Article I of the Series 1998A Indenture.

     "Plans" means the plans and specifications prepared by or on behalf of the Company for the Project, as the same may be revised from time to time by the Company in accordance with the second paragraph of Section 4.1 hereof, which are on file with the Company and accessible to the Issuer.

     "Project" means the acquisition, construction and installation of sewage and solid waste disposal facilities, including sewage collection, treatment and disposal facilities and a chemical recovery and recycling system, including a recovery boiler and a woodwaste boiler and related wood waste handling systems, as described in Exhibit "B" hereto.

     "Project Land" means the real property described in Exhibit "A" hereto less such real property as may be released from this Agreement pursuant to Section
6.17 or taken by the exercise of the power of eminent domain as provided in
Section 7.2.

     "Project Funds" means the Series 1998A Project Fund and the Series 1998B Project Fund.

     "Project Site" means the site of the Mill.

     "Remarketing Agent" means the remarketing agent appointed in accordance with Section 12.01 of the Series 1998A Indenture and any additional remarketing agents appointed in accordance with the applicable provisions of any Subsequent Indentures.

     "Series 1998A Bonds" means The Industrial Development Board of the City of Stevenson Environmental Improvement Revenue Bonds (The Mead Corporation Project), Series 1998A (Taxable) issued in the aggregate principal amount of $82,500,000.

     "Series 1998A Bond Fund" means the fund created by Section 5.02 of the Series 1998A Indenture for payment of principal and interest on the Series 1998A Bonds.

     "Series 1998A Indenture" means the Trust Indenture dated as of March 1, 1998 between the Issuer and the Series 1998A Trustee with respect to the Series 1998A Bonds, pursuant to which the Series 1998A Bonds are authorized to be issued, as amended or supplemented from time to time.

     "Series 1998A Project Fund" means the fund created pursuant to Section 5.04 of the Series 1998A Indenture.

     "Series 1998A Tender Agent" means the initial and any successor tender agent appointed in accordance with Section 12.02 of the Series 1998A Indenture.

     "Series 1998A Trustee" means Citibank, N.A., New York, New York, and its successors and assigns and any other entity that may be serving as successor trustee or co-trustee under the Series 1998A Indenture.

     "Series 1998B Bonds" means The Industrial Development Board of the City of Stevenson Environmental Improvement Revenue Bonds (The Mead Corporation Project), Series 1998B to be issued in the aggregate principal amount of $25,000,000.

     "Series 1998B Indenture" means the Trust Indenture to be dated as of April 1, 1998 between the Issuer and a Trustee with respect to the Series 1998B Bonds, pursuant to which the Series 1998B Bonds are authorized to be issued, as amended or supplemented from time to time.

     "Series 1998B Project Fund" means the fund to be created under the Series 1998B Indenture for the disbursement of proceeds of the Series 1998B Bonds to pay costs of the Project.

     "State" means the State of Alabama.

     "Subsequent Indenture" means any one or more Indentures, other than the Series 1998A Indenture, between the Issuer and a Trustee with respect to any issue or series of Additional Bonds, which provides for the financing of additional costs of the Project or the refunding of all or any portion of the Series 1998A Bonds or any Additional Bonds in accordance with the terms of the Series 1998A Indenture or any Subsequent Indenture relating to the refunded Additional Bonds.

     "Supplemental Lease" means any supplement to or amendment of this Agreement entered into by the Issuer and the Company pursuant to and in accordance with
Section 9.1 hereof.

     "Taxable Bonds" means the Series 1998A Bonds and any Additional Bonds that are not Tax-Exempt Bonds.

     "Tax-Exempt Bonds" means any Additional Bonds issued by the Issuer under the Act, the interest on which is excludable from the gross income of the holders thereof for federal income tax purposes under Section 103 of the Code.

     "Tender Agents" means the Series 1998A Tender Agent and any additional tender agents appointed in accordance with the applicable provisions of any Subsequent Indentures.

     "Trust Estate" means, with respect to each Indenture, the property described in the granting clauses of such Indenture.

     "Trustees" means the Series 1998A Trustee and all other entities, if any, serving as trustees under any Subsequent Indentures.

     Section 1.2  Certain Rules of Interpretation.  The definitions set forth in
Section 1.1 shall be equally applicable to both the singular and plural forms of the words and terms therein defined and shall cover all genders.

     "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement and not solely to the particular Article, Section or subdivision in which such word is used.

     Reference herein to an Article number (e.g., Article IV) or a Section number (e.g., Section 3.2) shall be construed to be a reference to the designated Article number or Section number hereof unless the context or use clearly indicates another or different meaning or intent.

                                   ARTICLE II
                                REPRESENTATIONS

     Section 2.1 Representations by the Issuer. The Issuer makes the following representations as the basis for the undertakings on its part herein contained:

          (a)  Organization and Authority.  The Issuer is a public corporation
               --------------------------
     duly organized and validly existing under the provisions of the Act by a Certificate of Incorporation duly filed for record in the office of the Judge of Probate of Jackson County, Alabama on June 11, 1962, as amended on March 13, 1973, which Certificate of Incorporation has not been further amended or revoked and is of full force and effect. The Issuer has all requisite power and authority under the Act to (i) issue the Series 1998A Bonds, (ii) use the proceeds thereof to acquire, construct, install and equip the Project, (iii) own, lease and dispose of the Project, and (iv) enter into, and perform its obligations under this Agreement and the Series 1998A Indenture. This Agreement and the Series 1998A Indenture have been duly authorized, executed and delivered by the Issuer and are legal, valid and binding agreements enforceable against the Issuer in accordance with their respective terms.

          (b)  Pending Litigation.  There are no actions, suits, proceedings,
               ------------------
     inquiries or investigations pending, or, to the knowledge of the Issuer, threatened against or affecting the Issuer in any court or before any governmental authority or arbitration board or tribunal, which involve the possibility of materially and adversely affecting the transactions contemplated by this Agreement or the Series 1998A Indenture or which, in any way, would adversely affect the validity or enforceability of the Series 1998A Bonds, the Series 1998A Indenture, this Agreement or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are Legal and Authorized.  The
               -----------------------------------------------------------
     issuance and sale of the Series 1998A Bonds and the execution and delivery by the Issuer of this Agreement and the Series 1998A Indenture, and the compliance by the Issuer with all of the provisions of each thereof and of the Series 1998A Bonds (i) are within the purposes, powers and authority of the Issuer, (ii) to the best of the knowledge of the Issuer, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Issuer a violation of or a breach of or default under, or result in the creation of any lien, charge or encumbrance upon any property of the Issuer (other than as contemplated by this Agreement or the Series 1998A Indenture) under the provisions of, any charter instrument, by-law, indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Issuer;

          (d)  Governmental Consents.  Neither the nature of the Issuer nor any
               ---------------------
     of its activities or properties, nor any relationship between the Issuer and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1998A Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of this Agreement and the Series 1998A Indenture or the offer, issue, sale or delivery of the Series 1998A Bonds, other than those already obtained. The Issuer has filed with the Alabama

     Securities Commission notification of the Issuer's intention to issue the Series 1998A Bonds as required by Code of Alabama, Section 8-6-110 et seq., as amended, and the Director of the Alabama Securities Commission has issued a Certificate of Notification with respect to the Series 1998A Bonds pursuant to the aforesaid act and said Certificate of Notification has not been revoked or rescinded and is in full force and effect;

          (e)  No Defaults.  To the best of the Issuer's knowledge, no event has
               -----------
     occurred and no condition exists with respect to the Issuer which would constitute an "Event of Default" as defined in this Agreement or the Series 1998A Indenture or which, with the lapse of time or with the giving of notice or both, would become such an "Event of Default". The Issuer is not in default under the Act or under any charter instrument, by-law or other agreement or instrument to which it is a party or by which is it bound;

          (f)  No Prior Pledge.  Neither the Project, this Agreement nor any of
               ---------------
     the payments to be received pursuant to this Agreement have been pledged or hypothecated in any manner or for any purpose other than as provided in the Series 1998A Indenture as security for the payment of the Series 1998A Bonds; and

          (g)  Nature and Location of Project.  The Project will constitute a
               ------------------------------
     "project" within the meaning of the Act, and the acquisition, construction, installation and equipping of the Project is in furtherance of the public purpose of the Act. The Project will be located within 25 miles of the corporate limits of the City of Stevenson, and no part thereof is located within the corporate limits or the police jurisdiction of any other incorporated municipality or any county of any state other than Jackson County, Alabama.

     Section 2.2 Representations by the Company. The Company makes the following representations as the basis for the undertakings on its part herein contained:

          (a)  Corporate Organization and Power.  The Company (i) is a
               --------------------------------
     corporation duly organized, validly existing and in good standing under the laws of the State of Ohio, (ii) is duly qualified to transact business as a foreign corporation in the State, and (iii) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now being conducted and as presently proposed to be conducted;

          (b)  Pending Litigation.  There is no proceeding pending, or to the
               ------------------
     knowledge of the Company threatened, against or affecting the Company in any court or before any governmental authority, arbitration board or tribunal which is likely to materially and adversely affect the ability of the Company to perform its obligations under this Agreement;

          (c)  Agreements Are Legal and Authorized.  The execution and delivery
               -----------------------------------
     by the Company of this Agreement and the compliance by the Company with all of the provisions hereof and thereof (i) are within the corporate power of the Company, (ii) will not conflict with or result in any breach of any of the provisions of, or constitute a default under or result in the creation of any lien, charge or encumbrance upon any property of the Company (other than as contemplated by this Agreement and the Series 1998A Indenture) under the provisions of the Company's Amended Articles of Incorporation or Regulations or any agreement or other instrument to which the Company is a party or by which it may be bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its activities or properties, and (iii) have been duly authorized by all necessary action on the part of the Company;

          (d)  Governmental Consent.  To the knowledge of the Company, neither
               --------------------
     the Company nor any of its business or properties, nor any relationship between the Company and any other person, nor any circumstances in connection with the execution, delivery and performance by the Company of this Agreement is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Company other than those already obtained;

          (e)  No Defaults.  To the knowledge of the Company, no event has
               -----------
     occurred and no condition exists with respect to the Company that would constitute an Event of Default under this Agreement or which, with the lapse of time or with the giving of notice or both, would become such an Event of Default;

          (f)  Compliance with Law.  To the knowledge of the Company, the
               -------------------
     Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain is likely to materially and adversely affect the ability of the Company to perform its obligations hereunder;

          (g)  Commencement of Construction.  The acquisition, construction,
               ----------------------------
     installation and equipping of the Project commenced after December 27, 1991, and no obligation relating to the acquisition, construction, installation or equipping of the Project was paid or incurred prior to such date.


                                  ARTICLE III
                     LEASING CLAUSES AND TITLE TO PROJECT

     Section 3.1 Lease of the Project. The Issuer hereby leases to the Company, and the Company hereby leases from the Issuer, the Project at the rent set forth in Section 5.3 and in accordance with the provisions hereof.

     Section 3.2 Title to Project. Upon the execution and delivery hereof, the Issuer agrees that it will furnish to the Company and the Trustee an opinion of the Issuer's Counsel or other evidence satisfactory to the Company demonstrating that the Issuer has good fee simple title and/or a leasehold interest in and to the Project subject only to Permitted Encumbrances.

     Section 3.3 Quiet Enjoyment. The Issuer warrants and agrees that it will defend the Company in the quiet enjoyment and peaceable possession of the Project, free from all claims of all persons claiming by, through or under the Issuer, throughout the Lease Term, so long as the Company performs the agreements to be performed by it hereunder, or so long as the period for remedying any failure in such performance has not expired.


                                  ARTICLE IV
                   ACQUISITION, CONSTRUCTION, INSTALLATION,
                   EQUIPPING AND COMPLETION OF THE PROJECT;
                             ISSUANCE OF THE BONDS

     Section 4.1 Acquisition, Construction, Installation, Equipping and Completion of the Project. Not later than the delivery hereof the Issuer will have acquired fee simple title in and to the Project, and subject to the provisions of Section 4.4, the Issuer agrees that:

          (a) It will acquire, construct, install and equip facilities necessary for the Project. The aforesaid acquisition, construction, installation and equipping shall be substantially in accordance with the Plans. The Project shall be the property of the Issuer and subject to the terms hereof.

          (b) Subject to the provisions of the following paragraphs, it will cause to be acquired, constructed, installed and equipped such additional machinery, equipment and related property described in the attached Exhibit "B" and such other items of machinery, equipment and related property as in the Company's judgment may be necessary for the operation of the Project. Such additional machinery, equipment and related property shall become a part of the Project and shall be the property of the Issuer and subject to the terms hereof.

     The Issuer and the Company agree that the Company from time to time may supplement or amend the Plans (including additions thereto or omissions therefrom), provided that no such amendment may provide for a material addition to, deletion from or modification of the Plans unless there has been filed with the Issuer and the Trustee (i) a revised Exhibit "B" containing a description of the Project as revised by such amendment or modification, the accuracy of which has been certified by an Authorized Company Representative, and (ii) the written opinion of a firm of nationally recognized Bond Counsel experienced in the financing of sewage and solid waste disposal facilities stating that (a) the Project as provided for in such modified or amended Plans will constitute a "project" within the meaning of the Act, and (b) the expenditure of moneys from the Project Fund to pay the Cost of Construction in accordance with such amended or modified Plans will not impair the exclusion from gross income of interest on the Tax-Exempt Bonds for purposes of federal income taxation.

     The Issuer hereby makes, constitutes and appoints the Company as its true, lawful and exclusive agent for the acquisition, construction, installation and equipping of the Project, and the Company hereby accepts such agency to act and do all things on behalf of the Issuer, to perform all acts and agreements of the Issuer hereinabove provided in this Section 4.1, and to bring any actions or proceedings against any person which the Issuer might bring with respect thereto as the Company shall deem proper. The Issuer hereby ratifies and confirms all actions of, and assumes and adopts all contracts entered into by, the Company with respect to the Project prior to the date hereof. This appointment of the Company to act as agent and all authority hereby conferred or granted is conferred and granted irrevocably until all activities in connection with the acquisition, construction, installation and equipping of the Project have been completed, and shall not be terminated prior thereto by act of the Issuer or of the Company. So long as the Company is not in default hereunder, upon the Completion Date (or at any time prior thereto upon the request of the Company) the Issuer will assign to the Company all warranties and guarantees of all contractors, subcontractors, suppliers, architects and engineers for the furnishing of labor, materials or equipment or supervision or design in connection with the Project and any rights or causes of action arising from or against any of the foregoing.

     The Issuer agrees to complete the acquisition, construction, installation and equipping of the Project as promptly as practicable after receipt of the proceeds from the sale of the Series 1998A Bonds, to continue said acquisition, construction, equipping and installation with all reasonable dispatch and to use its best efforts to cause said acquisition, construction, equipping and installation to be completed as soon as practicable, delays incident to strikes, riots, acts of God or the public enemy beyond the reasonable control of the Issuer only excepted, but if said acquisition, construction and installation is not completed within the time herein contemplated there shall be no resulting liability on the part of the Issuer and no diminution in or postponement or abatement of the rents and other payments required by Section 5.3 to be paid by the Company.

     Section 4.2 Issuance of Bonds; Disbursements from the Project Funds. In order to provide funds to finance the Cost of Construction, the Issuer agrees that it initially will issue and deliver the Series 1998A Bonds to the purchasers thereof and apply and deposit the proceeds thereof in accordance with the terms of the Series 1998A Indenture. The Company has approved the Series 1998A Indenture in form and substance, approves the issuance of the Series 1998A Bonds in accordance with the Series 1998A Indenture and approves the manner and purposes for which proceeds of the Series 1998A Bonds may be used and invested pursuant to the Series 1998A Indenture. The Issuer has authorized and directed the Series 1998A Trustee to disburse moneys from the Series 1998A Project Fund for payment or reimbursement of the Cost of Construction.

     Each disbursement from a Project Fund shall be made only upon receipt by the applicable Trustee of a written requisition signed by the Authorized Company Representative in substantially the form of Exhibit "C" attached hereto, stating with respect to each payment to be made: (a) the requisition number, (b) the name and address (or wire transfer instructions) of the person, firm or corporation to whom payment is due, (c) the amount to be paid, (d) identifying the applicable Project Fund and certifying that each obligation mentioned therein has been properly incurred and is a proper charge against such Project Fund, specifying in reasonable detail the purpose and circumstances of such obligation and certifying that such obligation has not been the basis of any previous withdrawal from any Project Fund, and (e) with respect to requisitions for the payment of costs other than Exempt Costs, certifying that, except with respect to amounts requested for the payment of the costs of issuance of the Bonds, payment of such requisition will not result in less than 95% of the total proceeds of the sale of the Bonds expended at that time having been used to pay Exempt Costs.

     In approving or certifying any requisition under this Section 4.2 the Issuer and the applicable Trustee may rely as to the completeness and accuracy of all statements in such requisition upon the approval of or certification to such requisition by the Authorized Company Representative, and the Company hereby agrees to indemnify and save harmless the Issuer and the Trustees, and each of their directors, officers, members, agents and employees from any liability incurred in connection with any requisition so approved or certified.

     Section 4.3 Establishment of Completion Date; Excess Proceeds. The Completion Date shall be evidenced to the Trustees by a certificate of the Authorized Company Representative: (i) stating that the Project has been completed substantially in accordance with the Plans, (ii) stating that, except for amounts retained by any Trustee at the Company's direction for any Cost of Construction of the Project not then due and payable or which is in dispute, the entire Cost of Construction of the Project has been paid, and (iii) stating that not less than 95% of the total proceeds of the sale of the Bonds have been used to pay Exempt Costs. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificates or which may subsequently come into being.

     If moneys remain in either Project Fund after payment of all of the Cost of Construction of the Project, such moneys, at the direction of the Company, shall be used (i) for the redemption of Bonds for which such Project Fund was established in the largest amount possible at the earliest date permitted by the applicable Indenture at which the redemption price for such Bonds to be redeemed is 100% of the principal amount thereof plus accrued interest to the redemption date, or for the purchase of such Bonds upon completion of the Project as provided in the applicable Indenture or otherwise for the purpose of cancellation at any time prior to the earliest date permitted by the applicable Indenture for the redemption of such Bonds, (ii) paid into the Bond Fund established for such Bonds to pay interest on such Bonds, or (iii) a combination of (i) and (ii) above; provided, however, that if any Tax-Exempt Bonds are outstanding such moneys shall not be used as described in (i), (ii) or
(iii) above unless the Company supplies the applicable Trustees with an opinion of Bond Counsel to the effect that such use will not adversely affect the exclusion from gross income of the interest on the Tax-Exempt Bonds for federal income tax purposes. The Company agrees that any investments it may direct of any such amounts that are held in one or more Project Funds or Bond Funds established for the deposit of proceeds of Tax-Exempt Bonds shall result in a yield on such investments, computed in accordance with the applicable provisions of (S)(S) 1.148-0 to 1.148-11 of the Treasury Regulations, not in excess of the yield (computed in the same manner) on such Tax-Exempt Bonds.

     Section 4.4 Insufficiency of Project Funds. The Issuer does not make any warranty, either express or implied, that the amounts in the Project Funds and available for payment of the Cost of Construction of the Project will be sufficient to pay all of the Cost of Construction. The Company agrees that in the event that moneys in the Project Funds are insufficient to pay all of the Cost of Construction, the Company shall complete the acquisition, construction, installation and equipping of the Project, and shall pay or make funds available to the Issuer to pay that portion of the Cost of Construction in excess of the moneys available therefor in the Project Funds. The Company agrees that, if after exhaustion of the amounts of the Project Funds, it should pay any portion of the Cost of Construction, it shall not be entitled to any diminution of the amounts payable under as provided in Section 5.3 hereof.

     Section 4.5 Issuer to Pursue Remedies Against Suppliers, Contractors and Subcontractors and Their Sureties. At the direction and sole cost of the Company (to the extent that such cost is not payable and actually paid from the Project Funds), the Issuer will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Issuer against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project. If the Company so notifies the Issuer, the Company may, in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Issuer agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the Issuer in any such action or proceeding. Any moneys recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Project Funds and after the Completion Date shall be used as authorized by Section 4.3.


                                   ARTICLE V
                       EFFECTIVE DATE OF THIS AGREEMENT;
                   DURATION OF LEASE TERM; RENTAL PROVISIONS

     Section 5.1 Effective Date of This Agreement; Duration of Lease Term. This Agreement shall become effective upon its execution and delivery and the leasehold interest created hereby with respect to the Project shall then begin, and, subject to the other provisions hereof, shall expire at midnight, March 1, 2033, or sooner upon payment or redemption of the Bonds as hereinafter provided subject to extension as provided in Section 8.7.

     Section 5.2 Delivery and Acceptance of Possession. The Issuer agrees to deliver to the Company sole and exclusive possession of the Project (subject to the right of the Issuer and the Trustees to inspect the same pursuant to Section 6.4) on the Completion Date and the Company agrees to accept possession of the Project upon such delivery; provided, however, that the Company shall be permitted such possession of the Project prior to the Completion Date as shall not interfere with the acquisition, construction, installation and equipping of the Project.

     Section 5.3  Rental Payments.

          (a) As rent for the Project, the Company agrees to pay to each Trustee, as assignee and pledgee of and for the account of the Issuer, for deposit in the respective Bond Fund, amounts sufficient, together with other moneys held by such Trustee under the related Indenture and available therefor, to pay the principal of, and the redemption premium (if any) and the interest on, the Bonds issued under such Indenture as the same become due pursuant to the terms of such Indenture, as follows:

               (i) On or prior to each date upon which interest on any of the Bonds is payable under the Indenture relating to such Bonds, a sum that will be equal to the interest on such Bonds coming due on such dates;

               (ii) On or prior to any redemption date, or any date on which payment is accelerated, for any of the Bonds, a sum equal to the principal of, and the redemption premium (if any) and the interest on, the Bonds that are to be redeemed or accelerated on such date; and

               (iii) On or prior to the date or dates on which principal of outstanding Bonds issued under any Indenture is due and payable, a sum that will be equal to the principal amount of such Bonds coming due on such date.

     If the Company defaults in any payment required by this paragraph (a), the Company will pay interest (to the extent allowed by law) on such amount until paid at the rate provided for in the Bonds on which such amount is payable.

          (b) In furtherance of the foregoing, so long as any Bonds are outstanding the Company will pay all amounts required to prevent any deficiency by an act or failure to act by any Trustee, the Company, the Issuer, any Tender Agent or any other person.

          (c) The Company will also pay: (i) the fees of the Trustees for rendering Ordinary Services and the Ordinary Expenses of the Trustees and any Paying Agents under the Indentures, such fees and expenses to be paid directly to the Trustees or Paying Agents for their respective accounts as and when such fees and expenses become due and payable, (ii) any fees for Extraordinary Services and the Extraordinary Expenses of the Trustees and
     (iii) any expenses in connection with any redemption of Bonds. The Company may, without constituting grounds for an Event of Default hereunder, withhold payment of any fees for Ordinary Services and Extraordinary Services and Ordinary Expenses and Extraordinary Expenses to contest in good faith the necessity of the same or to contest in good faith the necessity for any services performed and expenses paid or incurred by any Paying Agent.

          (d) In addition to the payments required to be made by the Company pursuant to paragraph (a) above, the Company shall pay to the Trustees amounts sufficient to pay, on or prior to each day on which a payment of purchase price of a Bond that has been tendered shall become due, an amount that will enable the applicable Trustee or Tender Agent, as the case may be, to make such payment in full in a timely manner. All such payments shall be made to such Trustee at its principal corporate trust office or to such Tender Agent at its principal office, as the case may be, in lawful money of the United States of America.

          (e) The Company need not pay any amount paid to Bondholders from the proceeds of a draw on any Credit Facility.

          (f) The Company need not pay any amount required to be paid by paragraph (d) above to the extent of any amount paid to Bondholders from the proceeds of a remarketing of Bonds in accordance with the applicable provisions of the Indentures.

     Section 5.4 Obligation of the Company Unconditional. The obligation of the Company to make the rental payments and payments of purchase price as provided in Section 5.3 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional notwithstanding any change in the tax or other laws of the United States of America or of the State or any political subdivision of either thereof or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement.
Nothing contained in this Section 5.4 shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained; and, in the event the Issuer should fail to perform any such agreement on its part, the Company may institute such action against the Issuer as the Company may deem necessary to compel performance or recover its damages for nonperformance so long as such action does not violate the agreements on the part of the Company contained in the preceding sentence, but in no event shall the Company be entitled to any diminution of the amounts payable as provided in Section 5.3 hereof.

     Section 5.5 Assignment and Pledge of Rental Payments and the Agreement. Under each Indenture the Issuer shall assign to the applicable Trustee as security for the Bonds issued under such Indenture all rights, title and interest of the Issuer in and to (i) "Revenues" (as defined in such Indenture) relating to the Bonds issued under such Indenture, (ii) this Agreement insofar as it relates to all Bonds issued and outstanding under such Indenture (except for the Issuer's rights providing that notices, approvals, consent, requests and other communications be given to the Issuer and the Issuer's rights under Sections 6.3, 6.4 and 10.3 hereof) and (iii) all amounts on deposit from time to time in the applicable Project Fund and the applicable Bond Fund. The Company assents to such assignment and hereby agrees that, as to the Trustee, its obligations to make such payments shall be absolute and shall not be subject to any defense or any right of set-off, counterclaim or recoupment arising out of any breach by the Issuer or the Trustee of any obligation to the Company, whether hereunder or otherwise, or out of any indebtedness or liability at any time owing to the Company by the Issuer or the Trustee.

     Section 5.6 Purchase of Bonds. The Issuer, with the consent of the Company, has set forth in Section 3.01 of the Series 1998A Indenture the terms and conditions relating to the purchase of Series 1998A Bonds and has set forth in Article XII of the Series 1998A Indenture the duties and responsibilities of the Series 1998A Tender Agent with respect to the purchase of Series 1998A Bonds and of the Series 1998A Remarketing Agent with respect to the remarketing of Series 1998A Bonds. The Company approves the appointment by the Issuer of J.P. Morgan Securities Inc. as the initial Series 1998A Remarketing Agent and Citibank, N.A. as the initial Series 1998A Tender Agent and hereby authorizes and directs the Series 1998A Tender Agent and the Series 1998A Remarketing Agent to purchase, offer, sell and deliver Series 1998A Bonds in accordance with the provisions of Section 3.01 and Article XII of the Series 1998A Indenture. The Issuer acknowledges that the Series 1998A Remarketing Agent, in undertaking its duties set forth in the Series 1998A Indenture with respect to the determination of the interest rates borne by the Series 1998A Bonds, will be acting as agent for and on behalf of the Issuer. The Issuer shall have no obligation or responsibility, financial or otherwise, with respect to the purchase or remarketing of Series 1998A Bonds or the making or continuation of arrangements therefor, except that the Issuer shall generally cooperate with the Company, the Series 1998A Trustee, the Series

1998A Tender Agent and the Series 1998A Remarketing Agent as contemplated in
Article XII of the Series 1998A Indenture.

     Section 5.7 Mandatory Purchase of Bonds. The Company, at any time and from time to time, shall furnish moneys to the Series 1998A Tender Agent accompanied by a notice directing that such moneys be applied to the purchase of Series 1998A Bonds to be purchased upon mandatory tender for purchase pursuant to Section 3.03 of the Series 1998A Indenture. Series 1998A Bonds so purchased shall be delivered in accordance with Section 3.06 of the Series 1998A Indenture.

     Section 5.8 Determination of Interest Rate Periods. The Company may determine the duration and type of the Interest Rate Periods (as defined in the Series 1998A Indenture) as, and to the extent, set forth in Section 2.02 of the Series 1998A Indenture.


                                  ARTICLE VI
                               SPECIAL COVENANTS

     Section 6.1 Use of Project. The Issuer hereby acknowledges that the Company shall have singular and exclusive right to the use of the Project. The Company hereby agrees that so long as the Project is operated, it shall be operated as sewage or solid waste disposal facilities within the meaning of Sections 142(a)(5) and 142(a)(6) of the Code. The Issuer makes no warranty, either express or implied, as to the Project or that the Project will be suitable for the Company's purposes.

     Section 6.2 Use of Proceeds. The Company hereby covenants that at least 95% of the total proceeds of the sale of the Bonds will be used to pay Costs of Construction of the Project which constitute Exempt Costs and that all of the Net Proceeds of the Bonds deposited within the Project Funds pursuant to the Indentures will be used to pay the Cost of Construction of the Project.

     In addition, the Company covenants with the Issuer, for the benefit of the Tax-Exempt Bondholders, that the proceeds of the Bonds will not be used in any manner that would result in the loss of the exclusion from gross income of the interest on the Tax-Exempt Bonds for federal income tax purposes.

     Section 6.3 Indemnity Against Claims. The Company also will pay and discharge and will indemnify and hold harmless the Issuer and the members, officers, agents and employees of the Issuer from (a) any condition of the Project caused by the Company, (b) any liens, taxes, assessments, impositions and other charges upon payments by the Company to the Issuer hereunder, (c) any breach or default on the part of the Company in the performance of any of its obligations hereunder, (d) any act of negligence of the Company or of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Company and
(f) any and all liability, damages, costs and expenses arising out of or resulting from the acquisition, construction and installation of the Project or the use or operation of the Project or any other activity carried out thereon or in connection therewith or the transactions contemplated by this Agreement and the Indentures, including the reasonable fees and expenses of counsel, except as the same may arise out of the negligence or misconduct on the part of the Issuer. If any such lien or charge is sought to be imposed upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, or any such liability, damages, costs and expenses are sought to be imposed, the Issuer will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion. The indemnification provided by this Section 6.3 shall survive the termination of this Agreement.

     The Company agrees to indemnify each Trustee, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Indenture to which such Trustee is a party, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder or hereunder.

     Section 6.4 Inspection of the Project. The Company agrees that the Issuer and its duly authorized agents at reasonable times, and with the written consent of the Company which shall not be unreasonably withheld, may enter upon the Project Site and examine and inspect the Project and the books and records of the Company with respect to the Project.

     Section 6.5 Company to Maintain Its Corporate Existence; Conditions Under Which Exceptions Permitted. The Company will maintain its corporate existence, will continue to be a corporation in good standing under the laws of the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will consolidate with or merge into another legal entity or permit one or more other legal entities (other than one or more subsidiaries of the Company) to consolidate with or merge into it, or sell or otherwise transfer to another legal entity all or substantially all its assets as an entirety and dissolve, only if (a) the surviving, resulting or transferee legal entity is organized and existing under the laws of the United States, a state thereof or the District of Columbia, is solvent, is qualified to do business in the State as a foreign corporation and (if not the Company) assumes in writing all the obligations of the Company under this Agreement and (b) the Company or the surviving entity is not immediately after such merger, consolidation or transfer in default in any material respect under this Agreement.

     Section 6.6 Ownership; Further Assurances and Corrective Instruments. The Issuer covenants that it lawfully owns and is lawfully possessed of the Project Land, that it has good and marketable fee simple title therein and thereto and that it has or will acquire good and marketable fee simple title to the Project and that it will defend said title and every part thereof against the claims of all persons whomsoever. The Issuer and the Company agree that they will, from time to time execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project and for carrying out the intention or facilitating the performance of this Agreement.

     Section 6.7  Maintenance of Project by Company.

          (a) The Company agrees that during the Lease Term, it will pay all costs of operating, maintaining and repairing the Project; provided, that nothing in this Section 6.7 will require the Company to maintain, operate or repair the Project if, in the sole judgment of the Company, the Company determines that operation of the Project or the manufacturing facilities the Project is designed to serve is impossible, impracticable or uneconomic.

          (b) The Company may, from time to time, in its sole discretion and at its own expense, make any additions, modifications or improvements to the Project, including installation of additional machinery, equipment, and related property, which it may deem desirable for its business purposes; provided that all such additions, modifications and improvements do not adversely affect the use of the Project as sewage or solid waste disposal facilities. All machinery, equipment and related personal property so installed by the Company shall not be subject to this Agreement or the liens of the Indentures but shall be subject to the landlord's lien created under the Code of

     Alabama, 1975, Section 35-9-60. All such machinery, equipment and related property so installed by the Company may be modified or removed at any time while there exists no Event of Default hereunder; provided, that any damage to the Project occasioned by such modification or removal shall be repaired by the Company at its own expense.

          (c) The Company shall not permit any mechanics', materialmen's, suppliers', vendors' or other similar lien to be established or remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Company shall first notify the Trustee of its intention so to do, the Company may in good faith contest any mechanics', materialmen's, suppliers', vendors' or other similar lien filed or established against the Project, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless the Issuer or the Trustees notify the Company that by nonpayment of any such items, the lien or security interests afforded by this Agreement or as to any part of the Project or the payments to be made pursuant to the Agreement or the Revenues will be materially endangered or the Project or any part thereof or the payments to be made pursuant to the Agreement or the Revenues will be subject to loss or forfeiture, in which event the Company shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Issuer will cooperate fully with the Company in any such contest.

     Section 6.8 Redemption or Purchase of Bonds. The Issuer shall not cause the redemption or purchase of any Bonds except upon the direction of the Company. The Issuer shall take all steps then necessary under the applicable provisions of the applicable Indentures for the redemption or purchase of Bonds upon receipt by the Issuer and the applicable Trustee from the Company of a written notice specifying:

          (a)  the principal amount of Bonds to be redeemed or purchased;

          (b)  the date of such redemption or purchase; and

          (c) in the case of a redemption of Bonds, directions to mail a notice of redemption in accordance with Section 8.04 of the Series 1998A Indenture or the applicable provisions of the appropriate Subsequent Indentures or in the case of a purchase of Bonds, directions to mail a notice of mandatory tender for purchase in accordance with Section 3.03(g) of the Series 1998A Indenture or the applicable provisions of the appropriate Subsequent Indentures.

     Section 6.9  Investment of Bond Fund and Project Fund Moneys Permitted.
Any moneys held in the Bond Funds or the Project Funds shall be invested or reinvested by the Trustee upon the request and direction of the Company in Government Obligations and Permitted Investments, respectively. All such directions by the Company shall be in compliance with applicable laws of the State. All investments of moneys in the Bond Funds and the Project Funds shall be made upon telephonic direction of an Authorized Company Representative which shall be promptly confirmed in writing and shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from the Bond Funds or the Project Funds. The Trustee may make any and all such investments through its own bond department. Any interest or gain received from such investments shall be credited to and held in the applicable Bond Fund or Project Fund, respectively, and any loss from such investments shall be charged against the applicable Bond Fund or Project Fund, respectively.

     Section 6.10  Non-Arbitrage Covenant.

          (a) The Company and the Issuer each covenants to the owners of the Tax-Exempt Bonds that, notwithstanding any other provision of this Agreement or any other instruments, it shall take no action, nor shall the Company direct any Trustee to take or approve any Trustee taking any action or direct any Trustee to make or approve any Trustee making any investment or use of proceeds of the Tax-Exempt Bonds or any other moneys which may arise out of or in connection with, this Agreement, the Indentures or the Project, which would cause the Tax-Exempt Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code. In addition, the Company covenants and agrees to comply with the requirements of Section 148(f) of the Code as it may be applicable to the Tax-Exempt Bonds or the proceeds derived from the sale of the Tax-Exempt Bonds or any other moneys which may arise out of or in connection with this Agreement, the Indentures or the Project throughout the term of the Tax-Exempt Bonds.

          (b) The Company will determine the amount of the required arbitrage rebate, if any, payable to the United States Government under Section 148 of the Code should gross proceeds (within the meaning of Section 148(f) of the Code) arise; unless the required payment is to be paid directly by the Company to the United States Government, the Company shall deposit the amount of any such required arbitrage rebate into the appropriate account established for the deposit of such rebate under the applicable Indenture and shall make any required payment, in the amounts and at the times required by Section 148(f) of the Code and applicable Treasury Regulations, regardless of whether there are any remaining proceeds or other funds attributable to the Tax-Exempt Bonds that are available for the purpose of the Tax-Exempt Bonds. The Company will not permit the amount of gross proceeds invested in any Bond year applicable to any Tax-Exempt Bonds at a yield materially higher than the Bond yield on such Tax-Exempt Bonds to exceed the limits set forth in Section 148 of the Code.

          (c) No provision of this Agreement shall be construed to impose upon the Trustees any obligation or responsibility for compliance with arbitrage regulations.

     Section 6.11 Removal and Substitution of Portions of Project. The Issuer shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary items comprising the Project. If the Company, in its sole discretion, determines that any such items have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at such time, the Company may, without any responsibility or accountability to the Issuer or the Trustees therefor, remove such items from the Project Site and (on behalf of the Issuer) sell, trade in, or otherwise dispose of them (as a whole or in part) provided that the Company shall either:

          (a) substitute (either by direct payment of the costs thereof or by advancing to the Issuer the moneys necessary therefor) and install other machinery, equipment or related property having equal or greater utility (but not necessarily having the same function or value) in the operation of the Project as a sewage or solid waste disposal facility (provided such removal and substitution shall not impair operating unity), all of which substituted machinery, equipment or related property shall become a part of the Project; or

          (b)  not make any such substitution and installation, provided that
     (i) in the case of the sale of any such machinery, equipment or related property to anyone other than itself or in the case of the scrapping thereof, the Company shall pay into the Bond Funds the greater of the proceeds from such sale, the scrap value thereof or the original cost thereof less depreciation in accordance with generally accepted accounting principles, as the case may be, (ii) in the case of the trade-in of such machinery, equipment or related property for other machinery, equipment or related property not to be installed as a part of the Project, the Company shall pay into the Bond Funds the amount of the greater of the credit received by it in such trade-in or the original cost thereof less depreciation in accordance with generally accepted accounting principles, and (iii) in the case of the sale of any such machinery, equipment or related property to the Company or in the case of any other disposition thereof, the Company shall pay into the Bond Funds an amount equal to the original cost thereof less depreciation at rates calculated in accordance with generally accepted accounting principles.

The removal of any portion of the Project pursuant to the provisions of this
Section 6.11 shall not entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.

     The Company promptly shall report to the Trustees each such removal, substitution, sale, trade-in or other disposition which, together with other prior unreported dispositions, in the aggregate results in proceeds under this
Section 6.11 of $5,000,000 or more and shall pay to the Trustees such amounts as are required by the provisions of the preceding subsection (b) of this Section
6.11 to be paid into the Bond Funds promptly after the sale, trade-in or other disposition requiring such payment. The Company shall not remove or permit the removal of any item constituting the Project except in accordance with the provisions of this Section 6.11.

     The Company shall deliver to the Issuer appropriate documents conveying to the Issuer title to any machinery, equipment or related property installed or placed at the Project Site pursuant to this Section 6.11, and upon the request of the Company, the Issuer shall deliver, and cause or direct the Trustee to deliver, to the Company appropriate documents conveying to the Company title to any property removed from the Project Site pursuant to this Section 6.11.

     Section 6.12 Taxes, Other Governmental Charges and Utility Charges. The Company agrees to pay and discharge all lawful real estate taxes, personal property taxes, water charges, sewer charges, assessments (including, but not limited to, special assessments for public improvements or benefits for which the Company would have otherwise have been liable had it in fact been the owner of the Project) and all other lawful governmental taxes, impositions and charges of every kind and nature, ordinary and extraordinary, general or special, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing, and all applicable interest and penalties thereon, if any, which at any time during the term of this Agreement shall be or become due and payable by the Issuer or the Company and which shall be lawfully levied, assessed or imposed:

          (a) upon or with respect to, or shall be or become liens upon, the Project or any portion thereof or any interest of the Issuer or the Company therein or under this Agreement;

          (b) upon or with respect to the income or profits of the Issuer from the Project or under this Agreement;

          (c) upon or with respect to the possession, operation, management, maintenance, alterations, repair, rebuilding, use or occupancy of the Project or any portion thereof; or

          (d) upon this transaction or any document to which the Issuer or the Company is a party creating or transferring an interest or an estate in the Project;

under or by virtue of any present or future law, statute, ordinance, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal, school or otherwise.

     The Company shall, at its sole cost and expense, procure or cause to be procured any and all necessary building permits, other permits, licenses and other authorizations required for the lawful and proper construction, use, occupation, operation and management of the Project. The Company also agrees to pay or cause to be paid all lawful charges (subject to the right of the Company to contest any such charges) for gas, water, sewer, electricity, light, heat, power, telephone and other utility and service used, rendered or supplied to, upon or in connection with the Project and the Issuer will cooperate with the Company in securing such permits, licenses and authorizations.

     The Company may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom. The Issuer shall cooperate fully with the Company in any such contest. If the Company fails to pay any of the foregoing items required by this Section 6.12 to be paid by the Company, the Issuer or any Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Issuer or any Trustee shall become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the lowest rate of interest borne by the Bonds from the date thereof, the Company agrees to pay.

     Section 6.13 Insurance Required. Throughout the Lease Term the Company shall keep the Project continuously insured against such risks as are customarily insured against by businesses of like size and type (other than business interruption insurance), paying as the same become due all premiums in respect thereto. Notwithstanding the foregoing, the Company may elect to self-insure.

     Section 6.14 Application of Net Proceeds of Insurance. The Net Proceeds of the insurance carried pursuant to the provisions of Section 6.13 shall be applied as follows: (i) Net Proceeds of property and casualty insurance shall be applied as provided in Section 7.1, and (ii) Net Proceeds of liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

     Section 6.15 Additional Provisions Respecting Insurance. All insurance, if any, required in Section 6.13 shall be taken out and maintained in insurance companies selected by the Company and may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size and type and other respects as the Company. The insurance hereby required, if any, may be contained in blanket policies now or hereafter maintained by the Company.

     Section 6.16 Granting of Easements. If no Event of Default has occurred and is continuing, the Company at any time or times may cause to be granted easements (including party wall agreements), licenses, rights-of-way (temporary or perpetual and including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project and such grant will be free from any lien or security interest created by this Agreement, or the Company may cause to be released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project with or without consideration and the Issuer agrees that it shall execute and deliver and will cause and direct the Trustees to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege upon receipt of:

          (a)   a copy of the instrument of grant or release, and

          (b) a written application signed by the president or any vice president of the Company requesting the execution and delivery of such instrument and stating

                (i) that such grant or release is not detrimental to the proper conduct of the business of the Company, and

                (ii) that such grant or release will not impair the effective use or interfere with the operation of the Project.


     Section 6.17 Release of Certain Land. Notwithstanding any other provision hereof, the parties hereto reserve the right to amend this Agreement at any time and from time to time by mutual agreement for the purpose of effecting the release of and removal of:

          (a) any unimproved part of the Project Land (on which none of the components comprising the Project is located but on which parking, transportation or utility facilities may be located) on which the Issuer proposes to construct improvements for lease or sale under another and different agreement, or

          (b) any part of the Project Land with respect to which the Issuer proposes to grant an easement or convey a fee, interest or other title to a railroad or other public or private carrier or to any public utility or public body in order that transportation facilities or services by rail, water, road or other means or utility services for the Project may be provided, increased or improved;

provided that if at the time any such amendment is made any of the Bonds are outstanding, there shall be deposited with the Trustees the following:

          (i)   a copy of such amendment as executed;

          (ii) a resolution of the Issuer (A) stating that the Issuer is not in default under any of the provisions hereof or any of the Indentures and that the Company is not to the knowledge of the Issuer in default under any of the provisions hereof, (B) giving an adequate legal description of that portion of the Project Land to be released, (C) stating the purpose for which the Issuer desires the release, (D) stating that the improvements which will be constructed or the facilities and service which will be provided, increased or improved will be such as will promote at least one of the public purposes of the Issuer and (E) requesting such release;

          (iii) a certificate of any officer of the Company approving such amendment together with an officer's certificate stating that the Company is not in default under any of the provisions hereof;

          (iv) a copy of the agreement between the Issuer and such person wherein the Issuer agrees to construct improvements on the portion of the Project Land so requested to be released and agrees to lease or sell the same to such person, and wherein such person agrees to lease or purchase the same from the Issuer, or a copy of the instrument granting the easement or conveying the title or other interest to a railroad, public utility or public body; and

          (v) a certificate of an Authorized Company Representative dated not more than 60 days prior to the date of such amendment and stating that, in the opinion of the person signing such certificate, (A) the portion of the Project Land so proposed to be released is necessary or desirable for railroad, utility services or roads to benefit the Project or is not otherwise needed for the operation of the Project for the purposes hereinabove stated, and (B) the release so proposed to be made will not impair the usefulness of the Project as a facility of a type which the Issuer is authorized to acquire under the laws pursuant to which the Issuer then exists, and will not destroy the means of ingress thereto and egress therefrom.

No release effected under this Section 6.17 shall entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.


                                  ARTICLE VII
                     DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 7.1 Damage and Destruction. Unless the Company has elected to exercise its option to prepay all rentals or purchase the Project pursuant to the provisions of Section 8.4, if prior to payment in full of the Bonds the Project is destroyed (in whole or in part) or is damaged by fire or other casualty, the Company, or the Issuer at the Company's direction, (i) shall promptly replace, repair, rebuild or restore the property damaged or destroyed in a manner that provides facilities generally comparable to the facilities as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and as will not impair the operation of the Project as sewage and solid waste disposal facilities, and (ii) shall apply for such purpose so much as may be necessary of any Net Proceeds of insurance resulting from claims for such losses, as well as any additional moneys of the Company necessary therefor. All Net Proceeds of insurance resulting from claims for such losses shall be paid to the Company. If such Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company nonetheless shall complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of such Net Proceeds. The Company shall not, by reason of the payment of such excess costs, be entitled to any reimbursement from the Issuer or any abatement, diminution or postponement of the amounts payable under Section 5.3.

     Section 7.2 Condemnation. Unless the Company exercises its option to prepay all rentals or purchase the Project pursuant to the provisions of Section 8.4, if the title in and to, or the temporary use of, the Project or any part thereof is taken under the exercise of the power of eminent domain by any governmental body or by any other person acting under governmental authority, the Company shall be obligated to continue to pay the rents specified in Section 5.3. The Issuer and the Company shall cause the Net Proceeds received by them or any of them, from any award made in such eminent domain proceeding, to be paid to and held by the Company and applied in one or more of the following ways:

          (a) the restoration of the Project to substantially the same condition as existed prior to the exercise of such power of eminent domain;

          (b) the acquisition, by construction or otherwise, of other sewage or solid waste disposal facilities suitable for the Company's operations at the Project Site (which sewage or solid waste disposal facilities will be deemed a part of the Project and available for use by the Company and will be leased to the Company hereunder without the payment of any rents other than herein provided to the same extent as if such other improvements were specifically described herein); provided, that such sewage or solid waste disposal facilities will be acquired subject to no liens, security interests or encumbrances prior to the liens or security interests afforded by this Agreement and the Indentures, other than Permitted Encumbrances;

          (c)  redemption of the Bonds in accordance with the provisions of
     Article VIII of the Series 1998A Indenture or the applicable provisions of any Subsequent Indenture; provided, that no part of any such condemnation award may be applied for such redemption unless (1) all of the Bonds are to be redeemed in accordance with the Indentures upon exercise of the option to purchase the Project pursuant to the provisions of Section 8.01(a) of the Series 1998A Indenture and the applicable provisions of the Subsequent Indentures, if any, or (2) if less than all of the Bonds are to be redeemed as directed by the Company, the Company furnishes to the Issuer and the Trustees a certificate of the Authorized Company Representative stating (i) that the property forming a part of the Project that was taken in such eminent domain proceeding is not essential to the Company's use or occupancy of the Project, (ii) that the Project has been restored to a condition substantially equivalent to its condition prior to the taking in such eminent domain proceeding, or (iii) that sewage or solid waste disposal facilities have been acquired that are suitable for the Company's operations at the Project as contemplated by the foregoing subsection (b) of this Section 7.2; or

          (d) payment into the Bond Funds of an amount sufficient to provide for payment in full of the Bonds.

     The Issuer shall cooperate fully with the Company in the handling and conduct of any prospective or pending eminent domain proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the Company to litigate in any such proceeding in the name and on behalf of the Issuer. In no event will the Issuer voluntarily settle, or consent to the settlement of, any prospective or pending eminent domain proceeding with respect to the Project or any part thereof without the written consent of the Company.

     Section 7.3 Condemnation of Company-Owned Property. The Company shall be entitled to the proceeds of any condemnation award or portion thereof made for damages to or taking of its own property or for damages on account of the taking of or interference with the Company's rights to possession, use or occupancy of the Project.


                                 ARTICLE VIII
                 ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING;
                  REDEMPTION; RENT PREPAYMENT AND ABATEMENT;
                  OPTION AND OBLIGATION TO PURCHASE PROJECT;
                      OPTION TO EXTEND TERM OF AGREEMENT

     Section 8.1 Assignment and Subleasing. This Agreement may be assigned by the Company and the Project may be subleased by the Company without the necessity of obtaining the consent of the Issuer or the Trustees, subject, however, to the following conditions:

          (a) no assignment (other than pursuant to Section 6.5) or sublease shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment occurs, the Company shall continue to remain primarily liable for the payment of the rents specified in Section
     5.3 and for performance and observance of the other agreements on its part herein provided to be performed and observed by it; and

          (b) the Company shall, within 30 days after the delivery thereof, furnish or cause to be furnished to the Issuer and to the Trustees a true and complete copy of each such assignment or sublease, as the case may be, together with any instrument of assumption.

     Section 8.2 Pledge Under Indenture. Under the terms of each Indenture, the Issuer shall assign and create a security interest with respect to its interest in, and pledge all rents, revenues and receipts arising out of or in connection with its ownership of, the Project to the Trustee under that Indenture, all as security for the payment of the principal of and interest on the Bonds issued under such Indenture, but each Indenture and such assignment and pledge shall be subject and subordinate to this Agreement.

     Section 8.3 Restrictions on Sale of Project by Issuer. The Issuer agrees that, except as set forth in Section 8.2, it shall not (a) sell, assign, transfer or convey the Project during the Lease Term, (b) create or suffer to be created any assignment, pledge, charge, lien or encumbrance on any Trust Estate, or (c) take any other action which might reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project or on its title in and to the Project. If the laws of the State at the time permit such action to be taken, nothing contained in this Section 8.3 shall prevent the consolidation of the Issuer with, or the merger of the Issuer into, or the transfer of the Project as an entirety to, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of owning and leasing the Project; provided (i) that no such action shall be taken without the prior written consent of the Company, unless such action shall be required by law, and (ii) that upon any such consolidation, merger or transfer, the due and punctual payment of the principal of and the interest on the Bonds, and the due and punctual performance and observance of all the agreements hereof to be kept and performed by the Issuer, shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

     Section 8.4 Prepayment of Rents; Option to Purchase Project; Obligation to Purchase Project.

          (a) The Company shall have the option to prepay any part of the rents payable under Section 5.3, and the Issuer agrees that the Trustees may accept such prepayment when the same is tendered by the Company, upon giving written notice to the Trustees at least four Business Days prior to the thirtieth day before the date set for redemption, to the extent that the Bonds are subject to optional redemption in part pursuant to Section 8.01(a) of the Series 1998A Indenture or the applicable provisions of any Subsequent Indenture.

          (b) The Company shall have the option to purchase the Project by prepaying all of the rents payable under Section 5.3, and the Issuer agrees that the Trustees may accept such prepayment when the same is tendered by the Company, upon giving written notice to the Trustees at least four Business Days prior to the thirtieth day before the date set for redemption, to the extent that the Bonds are subject to optional redemption in whole pursuant to Section 8.01(a) of the Series 1998A Indenture and the applicable provisions of any Subsequent Indenture.

          (c) The Company shall be obligated to prepay a portion of the rentals payable under Section 5.3, and the Issuer agrees that the Trustees may accept such prepayment when the same is tendered by the Company, to the extent that the Bonds are subject to mandatory redemption in part pursuant to the applicable provisions of any Subsequent Indenture following the receipt by the Company of written notice by a Bondholder or a former Bondholder or from the Internal Revenue Service or the applicable Trustee of a final determination of the Internal Revenue Service or of a court of competent jurisdiction to the effect that, as a result of a failure by the Company to observe or perform any covenant, agreement, representation or warranty in this

     Agreement the interest paid or payable on any Bond to other than a "Substantial User" of the Project or a "related person" (within the meaning of Section 147(a) of the Code) is or was includable in the gross income of the owner thereof for federal income tax purposes under the Code.

          (d) The Company shall be obligated to purchase the Project by prepaying all of the rents payable under Section 5.3, or to prepay all of the rents payable under Section 5.3 without purchasing the Project, and the Issuer agrees that the Trustees may accept such prepayment when the same is tendered by the Company, to the extent that the Bonds are subject to mandatory redemption in whole pursuant to the applicable provisions of any Subsequent Indenture following the receipt by the Company of written notice by a Bondholder or a former Bondholder or from the Internal Revenue Service or the applicable Trustee of a final determination of the Internal Revenue Service or of a court of competent jurisdiction to the effect that, as a result of a failure by the Company to observe or perform any covenant, agreement, representation or warranty in this Agreement the interest paid or payable on any Bond to other than a "Substantial User" of the Project or a "related person" (within the meaning of Section 147(a) of the Code) is or was includable in the gross income of the owner thereof for federal income tax purposes under the Code.

          (e) The Company shall have the option to purchase the Project by providing for payment of the Bonds pursuant to Article XV of the Series 1998A Indenture and the applicable provisions of any Subsequent Indenture.

          (f) The Company shall be obligated to purchase, and the Issuer agrees to sell, the Project for $10.00 at the expiration of the Lease Term, following payment in full of the Bonds.

All prepaid rents shall be used for the redemption or purchase of Bonds in the manner and to the extent provided in the Indentures. The options granted to the Company pursuant to this Section 8.4 shall be and remain prior and superior to the Indentures and may be exercised whether or not there exists an Event of Default hereunder, provided that the existence of such Event of Default will not result in nonfulfillment of any condition to the exercise of any such option. Upon the expiration of the Lease Term, or the sooner termination of the Lease Term, the Issuer will, upon receipt of evidence provided by the Trustees satisfactory to it that none of the Bonds remain outstanding under the Indentures, deliver to the Company documents conveying to the Company good and marketable fee simple title in and to the Project, as the Project then exists, subject to the following: (a) those liens, security interests and encumbrances (if any) to which said title in and to the Project was subject when conveyed to the Issuer, (b) those liens, security interests and encumbrances created by the Company or to the creation or suffering to which the Company consented, (c) those liens, security interests and encumbrances resulting from the failure of the Company to perform or observe any of its agreements contained herein, and
(d) any right and title of any condemning authority.

     Section 8.5 Rent Abatements If Bonds Paid Prior to Maturity. If at any time the moneys in the Bond Fund are sufficient to retire, in accordance with the terms of the Indentures, all of the outstanding Bonds and to pay all fees and charges of the Trustee due or to become due through the date on which the last of the Bonds is to be retired, under circumstances not resulting in termination of the Lease Term, and if the Company is not at the time otherwise in default hereunder, the Company shall be entitled to use and occupy the Project from the date on which such moneys are in the Bond Funds until expiration of the Agreement as set forth in Section 5.1 hereof, without the payment of rent during that interval (but otherwise on the terms and conditions hereof).

     Section 8.6 References to Bonds Ineffective After Bonds Paid. Upon payment in full of the Bonds, or any issue of Bonds, and all fees and charges of the Trustees, or any Trustee for such issue of Bonds, as the case may be, all references herein to the Bonds and the Trustees, or such Trustee, shall be ineffective and neither the Trustees nor the holders of any of the Bonds, or the applicable Trustee and the holders of such issue of Bonds, as the case may be, shall thereafter have any rights hereunder saving and excepting those that have theretofore vested. Reference is hereby made to Section 15.01 of the Series 1998A Indenture and the applicable provisions of the Subsequent Indentures which set forth the conditions upon the existence or occurrence of which payment in full of the Bonds shall be deemed to have been made.

     Section 8.7 Option to Extend. The Company shall have, and is hereby granted, the option to extend the term of this Agreement for an additional term ending on March 1, 2038; provided, however, that such option shall not be exercisable at any time an Event of Default has occurred and is continuing. If at the end of the Lease Term provided for in Section 5.1 hereof, no Event of Default has occurred and is continuing, the Company shall be deemed to have exercised such option to extend the term of this Agreement unless it notifies the Issuer and the Trustee in writing to the contrary at least 30 days prior to the end of such Lease Term. For and during such additional term, the Company will pay to the Issuer an annual rent of $100, payable in advance on March 1, 2033 and on each March 1 thereafter (except March 1, 2038 on which date such additional term shall end as aforesaid), but otherwise all the terms and conditions of this Agreement shall apply during such additional term; except that the provisions of Sections 7.1 and 7.2 shall not apply and except further that the Company shall not be required to carry any insurance for the benefit of the Trustees, but shall be required to carry insurance under Section 6.13 for the benefit of the Issuer as its interest may appear. In the event the Company exercises the option to extend the Lease Term granted in this Section 8.7, at any time after commencement of such additional term, it shall have the right to terminate this Agreement upon giving to the Issuer notice in writing not less than 10 days prior to the date of termination. At any time during, or at the end of, the extended Lease Term provided for in this Section 8.7, the Company may purchase the Project for $100.


                                  ARTICLE IX
                          AMENDMENTS AND SUPPLEMENTS

     Section 9.1 Additional Bonds. This Agreement may be amended or supplemented at any time and from time to time, without the consent of the Series 1998A Bondholders or any holders of Additional Bonds, by a Supplemental Lease authorized by a resolution of the Issuer and by the Company, to provide for the issuance of Additional Bonds issued under a Subsequent Indenture.

     Section 9.2 Conveyance of Project. This Agreement may be amended at any time and from time to time, without the consent of the Series 1998A Bondholders or any holders of Additional Bonds, by an amendment authorized by a resolution of the Issuer and by the Company, to provide for the conveyance or transfer by the Issuer of all or any portion of its interest in the Project, subject to the limitations set forth in Article XIV of the Series 1998A Indenture and the applicable provisions of any Subsequent Indentures.

     Section 9.3  No Other Amendments.  Except as otherwise provided in Section
9.1 or 9.2, this Agreement may not be amended or supplemented except by a written agreement signed by the parties hereto, in accordance with Article XIV of the Series 1998A Indenture and the applicable provisions of any Subsequent Indentures to the extent Bondholders under each such Indenture would be affected by the proposed amendment or supplement.

                                   ARTICLE X
                        EVENTS OF DEFAULT AND REMEDIES

     Section 10.1 Events of Default. Each of the following shall be an "Event of Default" under this Agreement:

          (a) An "Event of Default" occurs and is continuing under any Indenture or under any Guarantee.

          (b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, for a period of 90 days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or any Trustee; provided, however, if the failure stated in the notice cannot be remedied within such period, it shall not constitute an "Event of Default" if corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected.

          (c) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of it or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under said Federal Bankruptcy Code, or (vii) take any action for the purpose of effecting any of the foregoing.

          (d) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking
     (i) the liquidation, reorganization, dissolution, winding-up, or composition or adjustment of debts, of the Company, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of any of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days from commencement of such proceeding or case or the date of such order, judgment or decree, or an order the Company shall be entered in an involuntary case under the Federal Bankruptcy Code.

          (e) The dissolution or liquidation of the Company except as may be permitted by the terms of Section 6.5.

The foregoing provisions of Section 10.1(b) are subject to the limitation that, if by reason of force majeure the Company is unable in whole or in part to carry out its agreements herein contained other than those set forth in Section 5.3 hereof, an Event of Default shall not be deemed to have occurred during the continuance of such inability. The term "force majeure" as used herein shall mean the following: acts of God; strikes; lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States or of the State or any of their departments, agencies or officials or of any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fire; hurricanes; tornadoes; storms; floods; washouts; droughts; arrests; restraints of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission lines, pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Company. The Company agrees, however, to remedy to the extent practicable with all reasonable dispatch the effects of any force majeure preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the judgment of the Company unfavorable to the Company.

     Section 10.2  Remedies on Default.  Whenever any Event of Default under
Section 10.1(a) has occurred and is continuing, the Issuer may, in addition to any other remedy now or hereafter existing at law, in equity or by statute, take either or both of the following remedial steps:

          (a) By written notice to the Company, the Issuer may declare all amounts payable hereunder with respect to the Indenture or Guarantee under which such Event of Default has occurred to be immediately due and payable (to the extent permitted under such Indenture), whereupon the same shall become immediately due and payable;

          (b) The Issuer may take whatever action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due, or, if such Event of Default applies to all Indentures or all Guarantees, to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

     Whenever any Event of Default under Section 10.1(b) through (e) has occurred and is continuing, the Issuer may, in addition to any other remedy now or hereafter existing at law, in equity or by statute, take either or both of the following remedial steps:

          (a) By written notice to the Company, the Issuer may declare all amounts payable hereunder to be immediately due and payable (to the extent permitted under the related Indenture), whereupon the same shall become immediately due and payable;

          (b) The Issuer may take whatever action at law or in equity may appear necessary or desirable to collect the amounts then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

Any amounts collected pursuant to action taken under this Section 10.2 shall be paid into the appropriate Bond Funds and applied in accordance with the provisions of the applicable Indentures or, if the Bonds have been fully paid (or provision for payment thereof has been made in accordance with the provisions of the Indentures) and the fees and expenses of the Trustees and the Paying Agents and all other amounts required to be paid under the Indentures have been paid, to the Company.

     Section 10.3 Agreement to Pay Attorneys' Fees and Expenses. If the Company breaches any of the provisions of this Agreement and the Issuer or any Trustee employs attorneys or incurs other expenses for the collection of amounts payable hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that on demand therefor it will pay to the Issuer or such Trustee (as the case may be) the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer.

     Section 10.4 No Additional Waiver Implied by One Waiver. If any agreement contained in this Agreement is breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     Section 10.5 Notice of Default. The Company shall notify the Trustees and the Issuer of any Event of Default hereunder or under the Indentures or the Guarantees promptly upon its acquiring knowledge thereof.


                                  ARTICLE XI
                                 MISCELLANEOUS

     Section 11.1 Notices. All notices, certificates or communications hereunder shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, addressed as follows: if to the Issuer, The Industrial Development Board of the City of Stevenson, Stevenson, Alabama 35772, Attention: Chairman; if to the Company, The Mead Corporation, Mead World Headquarters, Courthouse Plaza Northeast, Dayton, Ohio 45463, Attention: Treasurer; if to the Series 1998A Trustee, Citibank, N.A., 111 Wall Street, 5/th/ Floor, New York, New York, 10043, Attention:
Corporate Agency & Trust; and if to any other Trustee, the address designated in any Supplemental Lease as the address to which notices, certificates or other communications given to such Trustee shall be sent. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Series 1998A Trustee. The Issuer, the Company and the Series 1998A Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 11.2 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns, subject, however, to the limitations contained in
Section 6.5 hereof.

     Section 11.3 Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 11.4 Amounts Remaining in the Bond Fund. Any amounts remaining in any Bond Fund upon termination of this Agreement, to the extent provided in the related Indenture, shall belong to and be paid to the Company by the appropriate Trustee.

     Section 11.5 Termination. This Agreement may not be terminated except in accordance with the provisions hereof.

     Section 11.6 Execution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and same instrument.

     Section 11.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

     Section 11.8 Captions. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

     Section 11.9 Recording of Agreement. This Agreement and every assignment and modification hereof shall be recorded in the Office of the Judge of Probate of Jackson County, Alabama, or in such other office as may be at the time provided by law as the proper place for such recordation.

     Section 11.10 Net Lease. This Agreement shall be deemed a "net lease," and the Company shall pay absolutely net during the Lease Term the rents specified herein, without abatement, deduction or set-off other than those herein expressly provided.

     IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                      THE INDUSTRIAL DEVELOPMENT
                                      BOARD OF THE CITY OF STEVENSON
(Seal)


                                      By: Leo Smith
                                          ------------------------------------
                                          Chairman
Attest:


Edwin D. Allison
-------------------------------
Secretary


                                      THE MEAD CORPORATION
(Seal)


                                      By: William B. Plummer
                                          ------------------------------------
                                          Title: Treasurer

Attest:

David L. Santez
-------------------------------
Title: Assistant Secretary

STATE OF ALABAMA  )
                         ): SS
COUNTY OF JACKSON )


     On this 18th day of March, 1998, before me appeared Leo Smith, to me personally known, who being by me duly sworn, did say that he is Chairman of The Industrial Development Board of the City of Stevenson and that the seal affixed to the foregoing Lease Agreement is the seal of The Industrial Development Board of the City of Stevenson and that the foregoing Lease Agreement was signed and sealed on behalf of The Industrial Development Board of the City of Stevenson and the said Chairman acknowledges the execution of the foregoing Lease Agreement as the free act and deed of The Industrial Development Board of the City of Stevenson.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                              Jack Livingston
                              ---------------------------------------
                              Notary Public
                              My Commission Expires: 9/12/98
[NOTARIAL SEAL]

STATE OF OHIO            )
                         ): SS
COUNTY OF MONTGOMERY  )


     On this 23rd day of March, 1998, before me appeared William B. Plummer, to me personally known, who, being by me duly sworn, did say that he is Treasurer of The Mead Corporation, an Ohio corporation, qualified to do business in the State of Alabama, and that the seal affixed to the foregoing Lease Agreement is the seal of The Mead Corporation, and that the foregoing Lease Agreement was signed and sealed on behalf of The Mead Corporation by authority of its board of directors, and the said Treasurer acknowledges the execution of the foregoing Lease Agreement as the free act and deed of The Mead Corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                    Mary Elizabeth Milburn
                                    ----------------------------------
                                    Notary Public
                                    My Commission Expires:

[NOTARIAL SEAL]               Mary Elizabeth Milburn, Notary Public
                              In and for the State of Ohio
                              My Commission Expires April 10, 1998

                                   EXHIBIT A

                                 PROJECT LAND


     All said portion of land and structures lying thereon, in Section 15, T2S, R8E, County of Jackson, State of Alabama, more particularly described as follows:

          NO. 2 RECOVERY BOILER AREA AND CHEMICAL CONVERSION AREA

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 35(degrees) 05' 22" E 482.73' to the point of beginning (N 9605.00, E 10,277.50); thence S 0(degrees) 00' 00" E 305.00', thence S 90(degrees) 00' 00"
E 197.50'; thence N 0(degrees) 00' 00" E 365.00; thence N 90(degrees) 00' 00" W
105.00'; thence S 0(degrees) 00' 00" W 60.00'; thence N 90(degrees) 00' 00" W
92.50', to the point of beginning; said land being 1.53 acres; except any structures not included in Mead Corporation Contract No. 21-6817; less and except the following:

          NO. 2 RECOVERY BOILER - Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 35(degrees) 41' 06" E 557.69' to the point of beginning (N 9,547.02 E 10,325.32); thence N 90(degrees) 00' 00" E
     21.36', thence S 0(degrees) 00' 00" E 19.98', thence N 90(degrees) 00' 00"
     W 21.36', thence N 0(degrees) 00' 00" W 19.98', to the point of beginning; said land being 0.01 acres more or less; except any structures not included in the Mead Corporation Contract No. 21-6817.

          PRECIPITATOR - Commence at the plant grid coordinates N 10,000.00, E 10,000.00; thence S 33(degrees) 14' 18" E 603.46' to the point of beginning (N 9,495.27 E 10,330.77); thence S 0(degrees) 00' 00" W 9.63', thence N
     90(degrees) 00' 00" W 10.01', thence S 0(degrees) 00' 00" W 68.51', thence
     S 49(degrees) 30' 06" E 14.70', thence S 0(degrees) 00' 00" W 8.56', thence
     S 90 (degrees) 00' 00" W 10.44', thence S 0(degrees) 00' 00" W 31.00', thence N 90(degrees) 00' 00" E 22.00', thence N 0(degrees) 00' 00" E 16.87', thence N 90(degrees) 00' 00" E 31.85', thence N 0(degrees) 00' 00"
     E 88.61', thence N 90(degrees) 00' 00" E 4.16', thence N 0(degrees) 00' 00"
     E 20.00', thence N 90(degrees) 00' 00" W 20.00', thence S 0(degrees) 00' 00" W 20.00', thence S 90(degrees) 00' 00" E 4.16', thence S 0(degrees) 00'
     00" W 79.35', thence S 90(degrees) 00' 00" W 20.15', thence N 0(degrees) 00' 00" W 4.87', thence N 90(degrees) 00' 00" W 3.75', thence N 0(degrees)
     00' 00" W 8.30', thence N 49(degrees) 30' 37" E 15.11', thence N 0(degrees)
     00' 00" E 68.51', thence N 90(degrees) 00' 00" W 10.05', thence N
     0(degrees) 00' 00" E 9.66', thence N 90(degrees) 00' 00" W 10.42' to the point of beginning; said land being 0.11 acres more or less; except any structures not included in the Mead Corporation Contract No. 21-6817.

          CHEMICAL CONVERSION COOLING TOWER - Commence at the plant grid coordinates N 10,000.00, E 10,000.00; thence S 49(degrees) 13' 41" E
     570.43' to the point of beginning (N 9,627.48 E 10,432.00); thence S 0(degrees) 00' 00" W 41.15', thence N 90(degrees) 00' 00" E 20.17', thence
     N 0(degrees) 00' 00" E 41.15', thence N 90(degrees) 00' 00" W 20.17' to the point of beginning; said land being 0.02 acres more or less; except any structures not included in the Mead Corporation Contract No. 21-6817.


                            NO. 2 WASTE FUEL BOILER

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 35(degrees) 05' 22" E 482.73' to the point of beginning (N 9605.00, E 10,277.50); thence S 0(degrees) 00' 00" W 265.00'; thence S 90(degrees) 00' 00"
W 182.50'; thence N 0(degrees) 00' 00" E 248.34'; thence N 88(degrees) 35' 31" W
86.85'; thence S 73(degrees) 00' 00" W 71.00'; thence N 17(degrees) 00' 00" W
13.00'; thence N 73(degrees) 00' 00" E 73.11'; thence S 88', 35' 31" E 88.64';
thence N 0(degrees) 00' 00" E 3.65'; thence N 90(degrees) 00' 00" E 182.50', to the point of beginning; said land being 1.16 acres more or less; except any structures not included in Mead Corporation Contract No. 21-6817.

                             NO. 6 FUEL OIL SYSTEM

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 6(degrees) 28' 59" E 664.25'; to the point of beginning (N 9,340.00, E 10,075.00); thence S 0(degrees) 00' 00" E 60.00'; thence S 90(degrees) 00' 00" E
202.50'; thence N 0(degrees) 00' 00" E 60.00'; thence N 90(degrees) 00' 00" W
202.50'; to the point of beginning; said land being 0.28 acres more or less; except any structures not included in Mead Corporation Contract No. 21-6817.

                            NO. 2 PRIMARY CLARIFIER

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 21(degrees) 37' 29" E 753.00' to the point of beginning (N 9,300.00, E 10,277.50); thence S 0(degrees) 00' 00" E 210.00'; thence S 90(degrees) 00' 00"
E 177.50'; thence N 0(degrees) 00' 00" E 210.00'; thence N 90(degrees) 00' 00" W
177.50' to the point of beginning; said land being 0.86 acres more or less; except any structures not included in Mead Corporation Contract No. 21-6817.

                           SECONDARY WASTE TREATMENT

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 10(degrees) 47' 55" E 1868.08' to the point of beginning (N 8,165.00, E 10,350.00); thence S 0(degrees) 00' 00" E 267.00'; thence S 45(degrees) 00' 00"
E 138.59'; thence S 90(degrees) 00' 00" E 247.50'; thence N 45(degrees) 00' 00"
E 169.71'; thence N 90(degrees) 00' 00" E 104.50'; thence N 0(degrees) 00' 00" E
245.00'; thence N 90(degrees) 00' 00" W 570.27', to the point of beginning; said land being 4.21 acres more or less; except any structures not included in Mead Corporation Contract No. 21-6817.

                                 CONCENTRATOR

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 38(degrees) 03' 12" E 464.80' to the point of beginning (N 9,634.00, E 10,286.50); thence S 0(degrees) 00' 00" E 29.00'; thence S 90(degrees) 00' 00" E
73.78'; thence N 0(degrees) 00' 00" E 29.00'; thence N 90(degrees) 00' 00" W
74.00', to the point of beginning; said land being 0.05 acres more or less; except any structures not included in Mead Corporation Contract No. 21-6817.

                WASTE FUEL STORAGE, CONVEYORS, AND TRUCK DUMPER

     Commence at the plant grid coordinates N 10,000.00, E 10,000.00, thence S 49(degrees) 34' 49" W 1100.73' to the point of beginning (N 9,286.31, E 9,162.00); thence S 0(degrees) 00' 00" E 176.31'; thence 644.03', 180 degrees along an arc with a radius point at N 9,110.00, E 9,367.00; thence N 0(degrees) 00' 00" E 25.00'; thence N 90(degrees) 00' 00" E 483.00'; thence N 00 00' 00" E
160.00'; thence N 90(degrees) 00' 00" W

286.50'; thence N 26(degrees) 56' 58" E 183.57'; thence N 63(degrees) 03' 02" W
13.00'; thence S 26(degrees) 56' 58" W 199.92'; thence N 90(degrees) 00' 00" W
149.34'; thence N 2(degrees) 03' 00" W 283.87'; thence N 0(degrees) 00' 00" W
18.00'; thence N 90(degrees) 00' 00" W 20.00'; thence S 0(degrees) 00' 00" W
18.00'; thence S 2(degrees) 03' 00" E 62.04'; thence S 90(degrees) 00' 00" W
32.22'; thence S 0(degrees) 00' 00" W 23.00'; thence S 90(degrees) 00' 00" E
24.67'; thence S 2(degrees) 58' 35" E 198.96'; thence S 90(degrees) 00' 00" W
413.00', to the point of beginning; said land being 5.16 acres more or less; except any structures not included in Mead Corporation Contract No. 21-6817.

                                   EXHIBIT B

                                      to

                            Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                             THE CITY OF STEVENSON
                                      and
                             THE MEAD CORPORATION
                           dated as of March 1, 1998

                                PROJECT SUMMARY
                                ---------------

     The Bonds are being issued for the purpose of paying the costs of acquiring, constructing and installing certain sewage and solid waste disposal facilities and related facilities (the "Project"), being constructed at the corrugating medium mill (the "Mill") of The Mead Corporation (the "Company") located in Jackson County, Alabama, near the City of Stevenson.

     The Project consists generally of sewage and solid waste disposal facilities, including sewage collection, treatment and disposal facilities and a chemical recovery and recycling system, including a recovery boiler, a woodwaste boiler and related wood waste handling systems.

     Specific components of the Project include the following:

     Chemical Recovery and Recycling System
          Sitework
          Recovery Boiler
          Boiler feedwater, fuel oil and power
               distribution systems and pipe bridges
          Chemical conversion and recovery
          Concentrator
     Modifications to Existing Boiler
     New Boiler
          Sitework
          Boiler
          Boiler feedwater, M&A and power
               distribution systems and
               pipe bridges
     Woodwaste Handling System
     Waste Treatment System
          Sitework
          Primary waste treatment
          Secondary waste treatment
          Sludge disposal and other systems
     Sludge press

                                   EXHIBIT C

                         REQUISITION AND CERTIFICATION

                     Request No. _____  Date: ____________

TO:  Citibank, N.A., as Trustee
     111 Wall Street, 5/th/ Floor
     New York, New York 10043

     Attention:  Corporate Agency & Trust

     The undersigned Authorized Company Representative designated pursuant to the terms of a Lease Agreement, dated as of March 1, 1998 (the "Agreement"), by and between The Industrial Development Board of the City of Stevenson, a public corporation created and existing under the laws of the State of Alabama (the "Issuer") and The Mead Corporation, an Ohio corporation (the "Company"), hereby requests that there be paid from the "Project Fund" (herein below described) the sum of $____________ and in that connection, DOES HEREBY CERTIFY, as follows:

          1. The requested payment has been properly incurred and is a proper charge against The Industrial Development Board of the City of Stevenson Project Fund -- The Mead Corporation Project, Series ________ and has not been the basis of any previous withdrawal from said Project Fund.

          2.  Payment should be made to:

               Name:

               Address or Wire Instructions:


          3.   The purpose and circumstances of such obligation are as follows:


          4. Except with respect to amounts requested for the payment of the costs of issuance of the Bonds, payment of such obligation will not result in less than 95% of the total proceeds of the sale of the "Bonds" (defined in the Agreement) deposited with the Project Fund expended as of the date hereof having been used to pay "Exempt Costs" (as defined in the Agreement). [Applicable only to requisitions for the payment of other than Exempt Costs.]

     This ____ day of __________, 19__.


                              THE MEAD CORPORATION


                         By:_______________________________________
                              Authorized Company Representative